UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2005

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.

(Exact name of registrants as specified in their charters)

Delaware Texas	001-15843 333-48279	13-3989167 74-1282680
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4444 Brittmoore Road Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (713) 335-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

1.  Changes to Director Compensation

On March 31, 2005, the Board of Directors of Universal Compression Holdings, Inc. (the “Company”), approved changes to cash retainer fees for non-management directors of the Company, as proposed by the Nominating and Corporate Governance Committee, as follows:

•                  The annual board member retainer was increased to $30,000 from $24,000, effective April 1, 2005.

•                  The Compensation Committee chairperson will receive an additional $5,000 annual retainer, effective April 1, 2005.

•                  The Nominating and Corporate Governance Committee chairperson will receive an additional $5,000 annual retainer, effective April 1, 2005.

•                  The Audit Committee chairperson will receive an additional $10,000 annual retainer, effective April 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.
(Registrants)

Date: May 18, 2005
	By:	/s/ D. BRADLEY CHILDERS
D. Bradley Childers
Senior Vice President, General Counsel and Secretary